EXHIBIT 10.1

Receivables Financing Agreement Amendment No. 2
This Receivables Financing Agreement Amendment No. 2 (this “Amendment”), dated as of May 8, 2017, among Davey Receivables LLC, an Ohio limited liability company, as Borrower (together with its successors and assigns, the “Borrower”); The Davey Tree Expert Company, an Ohio corporation, in its individual capacity (“Davey Tree”) and as initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); PNC Bank, National Association, as LC Bank (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”); and PNC Bank, National Association (“PNC”), as Administrative Agent (in such capacity together with its successors and assigns in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
Whereas, the Borrower, the Servicer, the LC Bank, and the Administrative Agent are party to that certain Receivables Financing Agreement dated as of May 9, 2016 (as amended prior to the date hereof, the “Financing Agreement”).
Whereas, the Borrower, the Servicer, the LC Bank, and the Administrative Agent hereby agree to extend the Scheduled Termination Date and make certain other amendments to the Financing Agreement pursuant to the terms and conditions set forth herein.
Now, Therefore, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties, the Borrower, the Servicer, the LC Bank, and the Administrative Agent hereto agree as follows:
Section 1.    Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.
Section 2.    Amendments.
(a)    The defined terms “Commitment”, “Facility Limit” and “Scheduled Termination Date” appearing in Section 1.01 of the Financing Agreement are hereby amended and restated in their entirety and as so amended and restated shall read as follows:
“Commitment” means the maximum aggregate amount which the LC Bank is obligated to pay hereunder on account of all drawings under all Letters of Credit, on a combined basis, as set forth on Schedule I, as such amount may be modified in connection with a reduction or an increase in the Facility Limit pursuant to Section 3.11. If the context so requires, “Commitment” also refers to the LC Bank’s obligation to issue Letters of Credit hereunder in accordance with this Agreement.
“Facility Limit” means $60,000,000 as increased or reduced from time to time pursuant to Section 3.11, as applicable; provided, however, the Facility Limit shall not exceed $100,000,000 at any time. References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the sum of (i) the Outstanding Reimbursement Obligations plus (ii) the LC Amount at such time.
“Scheduled Termination Date” means May 7, 2018.
(b)    Section 3.11 of the Financing Agreement is hereby amended by relettering existing clauses (a) and (b) as clauses (b) and (c) and inserting the following new paragraph (a) to read as follows:

Section 3.11. Changes in Facility Limit. (a) The Borrower may, on any Business Day prior to the Termination Date, request an increase to the Facility Limit by delivering to the Administrative Agent a request substantially in the form attached as Exhibit I hereto (each, an “Aggregate Facility Limit Increase Request”) or in such other form as may be acceptable to the Administrative Agent at least ten (10) Business Days prior to the desired effective date of such increase (the “Aggregate Facility Limit Increase”); provided, however, that (i) any increase of the Facility Limit will require the consent and approval of the Administrative Agent and the LC Bank in their respective sole discretion, (ii) any incremental increase of the Facility Limit shall be in an amount not less than $1,000,000 and shall be in an integral multiple of $100,000 in excess thereof, (iii) no Unmatured Event of Default or Event of Default shall have occurred and be continuing at the time of the request or the effective date of the Aggregate Facility Limit Increase, and (iv) all conditions precedent to the making of any Credit Extension contained in Section 6.02 hereof shall be satisfied immediately after giving effect to such Aggregate Facility Limit Increase. The effective date of an Aggregate Facility Limit Increase shall be agreed upon by the Borrower, the Administrative Agent and the LC Bank in the Aggregate Facility Limit Increase Request. The Borrower agrees to pay any reasonable expenses incurred by the Administrative Agent and the LC Bank relating to any Aggregate Facility Limit Increase. Notwithstanding anything herein to the contrary, the LC Bank shall not have any obligation to increase its Commitment and the LC Bank’s Commitment shall not be increased without its consent thereto, and the LC Bank may at its option, unconditionally and without cause, decline to increase its Commitment.
(c)    An Exhibit I is hereby added to the Financing Agreement in the form of Exhibit I attached hereto.
Section 3.    Representations of the Borrower and the Servicer. Each of the Borrower and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Article VII of the Financing Agreement and any other Transaction Documents to which it is a party are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).
Section 4.    Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)    the Administrative Agent shall have received a fully executed counterpart of this Amendment;
(b)    the Administrative Agent shall have received a fully executed counterpart of that certain Fee Letter dated as of the date hereof, and all fees due thereunder;
(c)    each representation and warranty of the Borrower and the Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and
(d)    no Unmatured Event of Default or Event of Default shall have occurred and be continuing.

Section 5.    Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 6.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 7.    Governing Law and Jurisdiction. The provisions of the Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

DAVEY RECEIVABLES LLC

By:
Name:
Title:

THE DAVEY TREE EXPERT COMPANY,
as the Servicer

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as LC Bank

By:
Name:
Title:

Exhibit I
Form of Aggregate Commitment Increase Request
_____________, 201__

To:
PNC Bank, National Association, as Administrative Agent for the LC Bank and LC Bank party to the Receivables Financing Agreement dated as of May 9, 2016 (as extended, renewed, amended or restated from time to time, the “Financing Agreement”), among Davey Receivables LLC (the “Borrower”), The Davey Tree Expert Company, as initial Servicer, the LC Bank thereunder, PNC Capital Markets LLC, as Structuring Agent and PNC Bank, National Association, as Administrative Agent. Capitalized terms defined in the Financing Agreement are used herein with the same meanings.

Ladies and Gentlemen:
The undersigned, Davey Receivables LLC (the “Borrower”) hereby refers to the Financing Agreement and requests that the Administrative Agent and the LC Bank consent to an increase in the Facility Limit (the “Aggregate Facility Limit Increase”), in accordance with Section 3.11 of the Financing Agreement, to be effected by an increase in the Commitment of the LC Bank under the terms of the Financing Agreement.
The Borrower requests that the Aggregate Facility Limit Increase become effective on _____, 201__ 1 (the “Aggregate Facility Limit Increase Date”), and after giving effect to such requested Aggregate Facility Limit Increase, the Commitment of the LC Bank shall be $_____________.
The requested Aggregate Facility Limit Increase shall be effective on the later of (i) the Aggregate Facility Limit Increase Date and (ii) the date on which the executed consent of the Administrative Agent and the LC Bank to this Aggregate Facility Limit Increase is received and the conditions to any such increase in the Facility Limit set forth in Section 3.11 of the Financing Agreement are satisfied. It shall be a condition to the effectiveness of the Aggregate Facility Limit Increase that all expenses referred to in Section 3.11 of the Financing Agreement shall have been paid to the extent invoiced. Upon the satisfaction of the conditions to such Aggregate Facility Limit Increase, the Borrower hereby agrees to pay to the LC Bank a fee equal to [$______] on or before the date on which the requested Aggregate Facility Limit Increase becomes effective.
The Borrower hereby certifies that no Unmatured Event of Default or Event of Default has occurred and is continuing and that each of the conditions precedent to Credit Extensions set forth in Section 6.02 of the Financing Agreement are satisfied as of the date hereof and shall be satisfied immediately after giving effect to such Aggregate Facility Limit Increase.
Please indicate the Administrative Agent’s and the LC Bank’s consent to such Aggregate Commitment Increase by signing the enclosed copy of this letter in the space provided below. This Aggregate Commitment Increase request, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (including Sections 5‑1401 and 5‑1402 of the General Obligations Law of the State of New York, but without regard to any other conflicts of law provisions thereof.
_________________________________
1 To be at least 10 Business Days after the date of the delivery of the Aggregate Facility Limit Increase Request.

[Signature page follows]

Very truly yours,

DAVEY RECEIVABLE LLC

By:
Name:
Title:

The undersigned hereby consents on this __ day of _____________, 201__ to the above‑requested Aggregate Facility Limit Increase.

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as LC Bank

By:
Name:
Title: